Exhibit 10.3.1

AMENDMENT NO. 1 TO

AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

                This AMENDMENT NO. 1 (“Amendment”), dated as of March 29, 2005 is by and among (i) WACHOVIA BANK, NATIONAL ASSOCIATION, as an individual Lender and as Sole Lead Arranger and Administrative Agent (“Wachovia”), Wachovia in its capacity as the Lead Arranger and Administrative Agent is hereinafter referred to as the “Agent”, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as an individual Lender (“Merrill”), BANKNORTH, N.A., as an individual Lender (“Banknorth”) and UNION BANK OF CALIFORNIA, N.A., an individual Lender (“UBOC”) and (ii) TRC COMPANIES, INC., a Delaware corporation (“TRC”) and the subsidiaries of TRC listed herein, (each a “Borrower” and collectively the “Borrowers”).

W I T N E S S E T H:

                WHEREAS, the Borrowers (except for the Additional Borrowers, as defined below), Agent and Lenders are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of March 31, 2004 (the “Credit Agreement”) and certain other Credit Documents executed and delivered in connection therewith;

                WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement for the purpose of increasing the Commitments to an aggregate amount not to exceed $80,000,000, said increase to be accomplished by the increase of the Commitments of Wachovia, MLBFS and Banknorth to $30,000,000, $15,000,000 and $25,000,000, respectively;

                WHEREAS, the Borrowers, the Agent and the Lenders further desire to amend the Credit Agreement to (i) extend the Revolving Credit Expiration Date to March 31, 2008, (ii) modify and/or supplement certain of the financial covenants set forth therein and (iii) make certain other changes as set forth herein;

                WHEREAS, the Borrowers have also requested that the following companies be joined to the Credit Agreement and the Security Agreement as additional Borrowers and Grantors: Environomics, Inc., Environomics Southwest, LLC, Environomics TX, LLC, Environomics West, LLC, Pacific Land Design, Inc., Pacific Land Design-Roseville, Inc., Vpoint, and Willis Engineering, Inc., Centurion Solutions, LLC and Site-Blauvelt Engineers International, LLC (together, the “Additional Borrowers”); and

                NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

* Based on currently proposed allocations/subject to change

                1.             Defined Terms; Effect of Amendment.

                (a)           Unless otherwise modified hereby, all capitalized terms used herein which are defined in the Credit Agreement, and not otherwise defined herein, are used herein as defined in the Credit Agreement.  All capitalized terms used herein which are defined in the Credit Agreement and modified herein shall have the meaning assigned to such terms in the Credit Agreement as so modified.

                (b)           This Amendment is an amendment to the Credit Agreement.  Unless the context of this Amendment otherwise requires, the Credit Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amendment were contained in one agreement.  After the effective date of this Amendment, all references in the Credit Agreement to the “Credit Agreement”, “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and all references in the Notes and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

                2.             Amendment to Credit Agreement.

                (a)           For the purpose of establishing the increased commitments of Wachovia, Merrill and Banknorth under the Credit Agreement and increasing the aggregate Commitments of all of the Lenders to $80,000,000, SCHEDULE “A” to the Credit Agreement is hereby deleted in its entirety and SCHEDULE “A” attached hereto is hereby substituted into, and made a part of, the Credit Agreement, in its place.

                (b)           The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” shall mean (A) with respect to Base Rate Loans, 0 basis points (0.00%), (B) with respect to LIBOR Loans, 170 basis points (1.70%) and (C) as used to determine the unused fee pursuant to Section 3.01 hereof, 25 basis points (0.25%); subject, however, to adjustment in accordance with the following pricing schedule determined by reference to the Leverage Ratio of the Borrowers based on the results reported on the then most recently received financial statements delivered by the Borrowers pursuant to Section 7.02(a) and (b) hereof, as the case may be, for the Test Period ending as of the last day of the fiscal period reported in said statements:

Level	If Such Ratio Is:	Applicable Margin for Base Rate Loans	Applicable Margin for LIBOR Loans	Applicable Margin for Unused Fees
I	Less than 1.00 to 1.00	minus 50 basis points (-0.50%)	plus 145 basis points (1.45%)	plus 25 basis points (.25%)
II	Greater than or equal to 1.00 to 1.00; but less than 2.00 to 1.00	0 basis points (.00%)	plus 170 basis points (1.70%)	plus 25 basis points (.25%)
III	Greater than or equal to 2.00 to 1.00	plus 25 basis points (0.25%)	plus 195 basis points (1.95%)	plus 25 basis points (.25%)

Adjustments, if any, to the Applicable Margin shall be made by the Agent effective as of the tenth (10th) Business Day after receipt by the Agent and the Lenders of the compliance certificate required pursuant to Section 7.03 hereof.

Notwithstanding the foregoing, at all times during which there exists a Default or Event of Default, the Applicable Margin (A) with respect to Base Rate Loans and LIBOR Loans, shall be determined by reference to 2.07(a), and (B) as used to determine the unused fee pursuant to Section 3.01 hereof, shall be plus 50 basis points (.50%).”

                (c)           The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

 ““Consolidated EBITDA” shall mean, for any period, the consolidated net income (or deficit) of the Borrowers, determined in accordance with GAAP, plus to the extent deducted in computing consolidated net income (or deficit) for such period (a) interest expense, (b) income taxes, (c) non-cash stock option compensation expense, and (d) depreciation and amortization.”

                (d)           The definition of “Revolving Credit Expiration Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Credit Expiration Date” shall mean March 31, 2008, as the same may be extended for an additional one (1) year period in accordance with Section 2.02 hereof.”

(e)           Section 5.02 of the Credit Agreement shall be amended and restated as follows:

“5.02       Requirements for Any Advance and Issuance of Letter of Credit.  The obligation of the Lenders to make any Revolving Credit Loans or Swingline Loans and the obligation of the Agent to issue any Letter of Credit, in each case subsequent to the Closing Date, is subject to satisfaction of the following conditions:

                                                                                                                                                (i)            the representations and warranties contained in Section 6 hereof are true and correct on and as of the date of funding of each such Loan or date of issuance of such Letter of Credit, as the case may be;

                                                                                                                                                (ii)           no Default or Event of Default has occurred and is continuing;

                                                                                                                                                (iii)          there has been no material adverse change in the Borrower’s or any other Obligor’s condition, financial or otherwise, since the Closing Date;

(iv)          all of the Credit Documents remain in full force and effect; and

(v)           after recalculating the Leverage Ratio for the Test Period immediately preceding the date a Notice of Borrowing is delivered to the Agent in connection with a requested Loan or Letter of Credit in accordance with the immediately preceding Section, the Borrowers shall be in compliance with the Leverage Ratio in effect at the end of such Test Period pursuant to Section 8.08 hereof.  For purposes of recalculating the Leverage Ratio in connection with this condition only, the amount of the Loan or Letter of Credit requested by the Borrower shall be added to the amount of Borrower’s Consolidated Funded Debt as if it were incurred in the applicable Test Period.”

                (f)            Section 8.08 of the Credit Agreement shall be amended and restated to read as follows:

“8.08       Leverage Ratio.  The Borrowers will not permit the Leverage Ratio to be greater than (i) 2.50 to 1.00 for the Test Periods ended March 31, 2005 and June 30, 2005, (ii) 2.25 to 1.00 for the Test Periods ended September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006 and (iii) 2.00 to 1.00 for any Test Period thereafter.”

                (g)           Section 8.10 of the Credit Agreement shall be amended and restated to read as follows:

“8.10       Net Worth.   The Borrowers will not permit Consolidated Net Worth at any time to be less than (a) $160,000,000 plus (b) the sum of (i) 75% of quarterly positive net income on a cumulative basis commencing with results reported with respect to the fiscal quarter ending March 31, 2005 and (ii) 100% of the value of all property received by the Borrowers in exchange for the issuance of new equity securities (or the sale of treasury shares) of any of the Borrowers issued subsequent to December 31, 2004, measured quarterly.”

                (h)           Section 8.13 of the Credit Agreement shall be amended and restated to read as follows:

“8.13       Exit Strategy Projects.  The Borrowers will not undertake, or commit to undertake, any Exit Strategy Project with a value of over $10,000,000 unless (a) the Borrowers have provided to the Agent and each Lender a written summary of the scope of such Exit Strategy Project in form and substance satisfactory to the Required Lenders, including a summary of the reimbursement mechanics and insurance for such project, (b) the Borrowers have provided evidence satisfactory to the Required Lenders that the risks to the Borrowers associated with such Exit Strategy project are similar to and in any event do not exceed the risks associated with the Wells Project, (c) the Borrowers have provided the Agent and each Lender with a schedule of all reserves taken against all Exit Strategy Project contracts and agreement and an explanation for such reserves as well as the Borrowers’ expected resolution thereof, and (d) upon execution of such Exit Strategy Project contract or agreement, the Borrowers will furnish to the Agent and each Lender a copy of such Exit Strategy contract or agreement and the associated insurance policies.”

                4.             Adjustment to Exposures; New Notes.  (a) Upon satisfaction of the conditions precedent set forth in Section 10 hereof, the Lenders shall be deemed to have effected the necessary assignments and purchases among themselves, without recourse, representation or warranty, of interests in the Revolving Credit Loans and L/C Participations (but excluding accrued interest and fees to and including the Effective Date) such that, as of the Effective Date (as defined in Section 10 below), each Lender’s interest in the Revolving Credit Loans and L/C Participations shall be equal to its Pro Rata Share of said outstanding obligations.  In connection with said assignments and purchases, on the Effective Date the Lenders shall make payments among themselves in such amounts as may be necessary such that after giving effect to such payments, each of the Lenders shall be owed from the Borrowers outstanding Revolving Credit Obligations equal to their respective Pro Rata Shares therein as of the Effective Date.

                (b)           To evidence the obligations of the Borrowers (including, without limitation, the Additional Borrowers) owing to the Lenders, the Borrowers shall (i) issue to each Lender new Revolving Credit Notes substantially in the form of EXHIBIT A hereto and (ii) issue to Wachovia, a new Swingline Note substantially in the form of EXHIBIT B hereto.  Each such note shall be dated the Effective Date and shall be in an original principal amount of up to the Commitment of the Lender to which such note is being issued.

                5.             Joinder of Additional Borrowers.  (a) In accordance with Section 7.17 of the Credit Agreement, each of Additional Borrower shall become a Borrower under the Credit Agreement and a Grantor under the Security Agreement, in each case as of the Effective Date.  In connection with said joinder, the Borrowers shall cause to be delivered to the Agent and the Lenders the following items within ten (10) days of the Effective Date, in each case in form and substance satisfactory to the Agent and the Lenders and disclosing no unacceptable circumstances as determined by the Agent or any Lender in their reasonable discretion: (i) a new SCHEDULE I to the Credit Agreement reflecting the addition of the Additional Borrowers, and (ii) any supplements, modifications or amendments to ANNEX I to the Credit Agreement as may be required to provide any and all necessary disclosure pertaining to the Additional Borrower so as to make said disclosure true and complete as to all of the Borrowers after giving effect to the joinder of the Additional Borrowers to the Credit Agreement.

                (b)           In connection with the joinder contemplated in clause (a) of this Section 5, the Borrowers shall have caused to be delivered to the Agent and the Lenders with respect to the

Additional Borrowers documentation substantially in the form required by clauses (iii) (lien searches), (iv) (incumbency certificate), (v) (opinion of counsel), (vi) (secretary’s certificate) and (vii) (good standing certificates) of Section 5.01 of the Credit Agreement, dated March 25, 2002, among the parties hereto, in each case in form and substance satisfactory to the Agent and the Lenders and showing no unacceptable Liens, qualifications or circumstances as determined by the Agent or any Lender in their reasonable discretion.

                6.             Full Force and Effect.  Except as expressly modified by this Amendment, all of the terms and conditions of the Credit Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof.  This Amendment is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Lenders now have or may have in the future under or in connection with the Credit Agreement or such other agreements.

                7.             Representations and Warranties.  In order to induce the Lenders to enter into this Amendment, each Borrower makes the following representations and warranties to the Lenders, which shall survive the execution and delivery hereof:

(i)                                     The execution and delivery of this Amendment has been authorized by all necessary corporate action on its part, this Amendment has been duly executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors’ rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(ii)                                  No Event of Default has occurred and is continuing under the Credit Agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default; and

(iii)                               The representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof in all material respects.

                8.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

                9.             Governing Law.  This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

                10.           Conditions Precedent.  This Amendment shall not be effective until (i) the Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto, (ii) each Lender shall have received a Revolving Credit Note reflecting its Commitment as of the Effective Date duly executed by the Borrowers and delivered to each Lender, (iii) Wachovia shall have received a Swingline Note reflecting its Swingline Commitment as of the Effective Date duly executed by the Borrowers and delivered to Wachovia, (iv) the relevant Lenders shall have received the payments required pursuant to Section 4(a) hereof, (v) the Agent shall have received a joinder to Credit Agreement and Security Agreement in the form of EXHIBIT C hereto duly executed by each Additional Borrower, together with a duly completed SCHEDULE I thereto for each Additional Borrower (vi) the Borrowers shall have caused to be delivered to Agent and the Lenders the materials required by Section 5(b) hereof, (vii) the Borrowers shall have paid to the Agent (for distribution to the Lenders) an upfront/amendment fee in accordance with a separate letter agreement dated March 29, 2005 and (viii) Borrowers shall have paid all reasonable fees and expenses of the Agent’s counsel incurred in connection with the preparation, negotiation, execution and delivery and review of this Amendment.  The date on which all of the foregoing conditions are satisfied as determined by the Lenders is referred to herein as the “Effective Date”.

                11.           Execution Certification.  The Borrowers hereto certified that this Amendment and each of the notes referenced in Section 10 above were executed by the Borrowers in the State of Connecticut and delivered to the Agent in the State of New Jersey.

[SIGNATURE PAGES TO FOLLOW]

                IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

THE BORROWERS:

TRC COMPANIES, INC.		TRC ENVIRONMENTAL CORPORATION

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Senior Vice President & Chief Financial Officer		Harold C. Elston, Jr., Vice President & Treasurer

TRC ENGINEERS, INC.		TRC GARROW ASSOCIATES, INC.

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Senior Vice President & Chief Financial Officer		Harold C. Elston, Jr., Treasurer

TRC MARIAH ASSOCIATES, INC.		VECTRE CORPORATION

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Vice President & Treasurer		Harold C. Elston, Jr., Treasurer

TRC SOLUTIONS, INC.		LOWNEY ASSOCIATES

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Assistant Treasurer		Harold C. Elston, Jr., Treasurer

HUNTER ASSOCIATES TEXAS, LTD.		IMBSEN & ASSOCIATES
By	Hunter Associates, Inc., its General Partner

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Assistant Treasurer

TRC OMNI ENVIRONMENTAL CORPORATION		ECON CAPITAL, LP TRC Companies, Inc., its General Partner

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

ENGINEERED AUTOMATION SYSTEMS, INCORPORATED		GBF HOLDINGS LLC
		By	TRC Companies, Inc., its Managing Member

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Senior Vice President & Chief Financial Officer

PBWO HOLDINGS, LLC		SITE-BLAUVELT ENGINEERS, INC.
By	TRC Companies, Inc., its Managing Member	(New Jersey)

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Senior Vice President & Chief Financial Officer		Harold C. Elston, Jr., Treasurer

HUNTER ASSOCIATES, INC.		SITE-BLAUVELT ENGINEERS, INC.
(New York)

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

E/PRO ENGINEERING AND ENVIRONMENTAL CONSULTING LLC		ESSEX ENVIRONMENTAL, INC.

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Assistant Treasurer

NEW CENTURY ENGINEERING SUPPORT SERVICES, LLC		NOVAK ENGINEERING, INC.

By	/s/ Harold C. Elston, Jr.	By	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

SITE CONSTRUCTION SERVICES INC.		BV ENGINEERING

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

SITE-BLAUVELT ENGINEERS, INC.		TRC RAVIV ASSOCIATES, INC.
(Virginia)

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

CUBIX CORPORATION		EAST CANYON HOLDINGS LLC

		By	TRC Companies, Inc., its Managing Member

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Assistant Treasurer		Harold C. Elston, Jr., Senior Vice President & Chief Financial Officer

SGS WITTER, INC.

By:	/s/ Harold C. Elston, Jr.
Harold C. Elston, Jr., Assistant Treasurer

THE ADDITIONAL BORROWERS

ENVIRONOMICS, INC.		ENVIRONOMICS TX, LLC
		By:	TRC Companies, Inc., its Managing Member

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

PACIFIC LAND DESIGN, INC.		VPOINT

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

ENVIRONOMICS SOUTHWEST, LLC		ENVIRONOMICS WEST, LLC

By:	TRC Companies, Inc., its Managing Member	By:	TRC Companies, Inc., its Managing Member

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

PACIFIC LAND DESIGN-ROSEVILLE, INC.		WILLIS ENGINEERING, INC.

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

CENTURION SOLUTIONS, LLC		SITE-BLAUVELT ENGINEERS INTERNATIONAL, LLC

By:	/s/ Harold C. Elston, Jr.	By:	/s/ Harold C. Elston, Jr.
	Harold C. Elston, Jr., Treasurer		Harold C. Elston, Jr., Treasurer

THE AGENT:
WACHOVIA BANK, NATIONAL ASSOCIATION,
(formerly known as First Union National Bank),
as Agent

By:	/s/ Paul J. Bakey
Paul J. Bakey, Vice President

THE LENDERS:
WACHOVIA BANK, NATIONAL ASSOCIATION,
(formerly known as First Union National Bank),
individually

By:	/s/ Paul J. Bakey
Paul J. Bakey, Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Steven Rubenstein
Steven Rubenstein, Credit Manager

BANKNORTH, N.A.

By:	/s/ Jeffrey R. Westling
Jeffrey R. Westling, Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ James Heim
James Heim, Vice President

SCHEDULE “A”

LENDERS AND COMMITMENTS

Lender	Commitment

Wachovia Bank, National Association	$30,000,000* (includes $5,000,000 Swingline Commitment)

Merrill Lynch Business Financial Services Inc.	$15,000,000*

Banknorth, N.A.	$25,000,000*

Union Bank of California, N.A.	$10,000,000*

AGGREGATE COMMITMENTS:	$80,000,000

* Based on currently proposed allocations/subject to change